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                                                                   EXHIBIT 10.10

                             SUBSCRIPTION AGREEMENT


Maximus Capital Holdings, Ltd.
P. O. Box HM 2565
Hamilton, HM KX
Bermuda


Ladies and Gentlemen:

          Western General Insurance Ltd., a Bermuda insurance company (the "Subscriber"), desires to purchase Common Shares (each having a par value of US$1.00) in the share capital of Maximus Capital Holdings, Ltd., a company organized under the laws of Bermuda (the "Company"), and the Company has agreed that in connection with such subscription the Company will issue a warrant to purchase Common Shares as more fully disclosed herein. The Subscriber and the Company hereby agree as follows:

 1.  Subscription For Common Shares.  The Subscriber  hereby  subscribes for and
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     agrees to accept the issue by the  Company  of the number of Common  Shares set forth in the Subscriber Signature Page attached hereto or such lesser number allotted by the Company (the "Shares") and agrees to pay the purchase price of US$15.00 per share. The aggregate purchase price (the "Purchase Price") for the number of Shares subscribed for has been set forth in the Subscriber Signature Page.

 2.  Issuance of Warrants. The Company shall issue and deliver to the Subscriber
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     a  warrant,  substantially  in the form  attached  hereto as Exhibit D (the
     "Initial Warrant"), to purchase 368,359 Common Shares at an exercise price of US$15.00 per share on the terms and conditions set forth therein. The Company shall issue and deliver to the Subscriber an additional warrant on each subsequent closing of the private placement of Common Shares of which this subscription is a part (the "Offering") or any subsequent issuance (each a "Subsequent Offering") of Common Shares or Non-Voting Common Shares of Max Re Ltd., the subsidiary of the Company ("Max Re"), in each case substantially in the form attached hereto as Exhibit D (each an "Additional Warrant" and, together with the Initial Warrant, the "Warrants"), to purchase that number of Common Shares equal to 1.7% of the aggregate number of Common Shares (including Common Shares issuable upon the exchange of Non-Voting Common Shares of Max Re) issued at such subsequent closing of the Offering or Subsequent Offering at an exercise price equal to the price per share of the securities then offered on the terms and conditions set forth therein; provided, however, that noAdditional Warrants shall be
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     issued to the extent  that the  Company and Max Re have raised in excess of
     US$600 million through the issuance of shares or two years has elapsed from the date hereof.
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 3.  Purchase Procedure. The Subscriber acknowledges that, in order to subscribe
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     for the Shares,  such  Subscriber  must, and such  Subscriber  does hereby, deliver to the Company:

     (a) Two (2) executed counterparts of the Signature Page attached to this Subscription Agreement (the "Agreement");

     (b) Two (2) completed copies of the Subscriber Questionnaire attached hereto as Exhibit A; and

     (c) Payment of the Purchase Price to the Company in United States dollars by wire transfer of immediately available funds, must be received on or before December 22, 1999. Attached hereto as Exhibit C are wiring instructions.

 4.  Acceptance  Procedure.  It shall be a condition  precedent to the Company's
     ---------------------
     acceptance of this Subscription that (i) the Company has received and accepted subscriptions for Common Shares and Non-Voting Common Shares of Max Re for at least US$300 million in the aggregate and (ii) the US$150 million from the direct sales described in the Memorandum (as defined in
     Section 5(a) herein) shall have been fully funded; provided, that, for the purpose of calculating the amount in clause (i) above, the -------- Company shall include the amount of this Subscription and other subscriptions in the Offering that are similarly conditioned to the extent that the Company intends to accept any such subscriptions. After this Subscrition Agreement has been accepted by the Company, the Company shall notify the Subscriber of the satisfaction of the the conditions set forth in this Section 4, and the Subscriber shall promptly deliver the Purchase Price to the Company in accordance with Section 3(c) herein. If the Company rejects this subscription, in whole or in part, after the Subscriber has paid the Purchase Price to the Company, the Company shall promptly refund, at the cost of the Subscriber, any unused portion of the subscription payment to the Subscriber with any interest earned thereon.

 5.  Representations  and Covenants of Subscriber.  By executing this Agreement,
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     the  Subscriber  makes  the  following  representations,  declarations  and warranties to the Company, with the intent and understanding that the Company will rely thereon:

     (a)  The   Subscriber   has  received  and  carefully  read  the  Company's
          Confidential Private Placement Memorandum dated December 17, 1999 as the same may have been supplemented or amended on or prior to the date hereof (the "Memorandum") and acknowledges that it has been furnished by or on behalf of the Company during the course of this transaction with all information regarding the Company that the Subscriber requested or desired to know; that all documents which could be reasonably provided have been made available for the Subscriber's inspection and review; and that the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning
          the  terms  and   conditions  of  the  Offering  and  any   additional
          information which the Subscriber has requested. The Subscriber has not relied on any written or oral representation or information not contained in the Memorandum. The Subscriber acknowledges that any
          projections   which  it  has  been   furnished  do  not  constitute  a
          representation or warranty as to the anticipated future financial performance of the Company.
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     (b)  The  Subscriber  understands  that  there is no public  market for the
          Shares or Warrants and that there is no assurance that a public market will develop.

     (c) The Subscriber understands that (i) the Shares being purchased and the Warrants being issued hereunder have not been registered under the Securities Act of 1933, as amended, of the United States of America (the "Securities Act") or under the securities and public offering laws of any other jurisdiction ("securities laws"); (ii) the Subscriber cannot sell such Shares, Warrants or Common Shares underlying the Warrants (the "Warrant Shares") unless they are registered under the Securities Act or any other applicable securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the Shares, Warrants and Warrant Shares stating that, among other matters, such securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sales of such securities; (iv) the Shares, Warrants and Warrant Shares will be subject to significant contractual transfer restrictions pursuant to Section 7 herein and that certain shareholders' agreement by and among the Company, Max Re and shareholders of the Company to be made at the consummation of the Offering (as amended from time to time, the "Shareholders' Agreement"), including a prohibition on certain transfers of such securities; and (v) the Company has no obligation or intention to register the Shares, Warrant or Warrant Shares for sale under the Securities Act or any other United States of America federal or state securities laws or applicable securities laws of other jurisdictions or assist the Subscriber in obtaining an exemption from the various registration requirements except as set forth herein or contemplated by the Shareholders' Agreement. The Subscriber agrees not to transfer, dispose of or resell the Shares, Warrants or Warrant Shares without compliance with the terms of this Agreement, the Shareholders' Agreement, the Company's Bye-laws, the Securities Act and any and all applicable securities laws and relevant permissions or approvals of the Bermuda Monetary Authority.

     (d) The Subscriber (i) is acquiring the Shares, Warrants and Warrant Shares solely for the Subscriber's own account for investment purposes only and not with a view to making a distribution, either in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, charge, pledge, assign or otherwise transfer or dispose of such securities (including without limitation any interest therein) to any other person, and
          (iii) agrees not to sell or otherwise transfer such securities unless and until (A) they are subsequently registered under the Securities Act and any applicable securities laws or unless an exemption from any such registration is available and (B) such transfer complies with the terms and conditions of the Shareholders' Agreement, Section 7 herein, the Company's Bye-laws and relevant permissions or approvals of the Bermuda Monetary Authority.
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

     (e)  The  Subscriber  acknowledges  that such  Subscriber has been informed that the Company's business is highly speculative in nature; the Subscriber therefore understands that an investment in the Shares, Warrant or Warrant Shares involves substantial risks and the Subscriber recognizes and understands the risks relating to the purchase of such securities, including without limitation those risks outlined in the Memorandum under "Risk Factors -- We and/or U.S. persons who own our Common Shares may be subject to U.S. income taxation."

     (f) The Subscriber's investment in the Company is reasonable in relation to its net worth and financial needs and the Subscriber is able to bear the economic risk of losing the Subscriber's entire investment in the Securities.

     (g) The Subscriber represents that such Subscriber satisfies the definition of "accredited investor" as set forth in Rule 501(a) of Regulation D under the Securities Act ("Regulation D"), and can afford a total loss of his investment without substantially affecting his present manner or mode of living. A copy of this definition has been attached hereto as Exhibit B.

     (h) The Subscriber understands that (i) the Offering and the documents used in connection with the Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the suitability of the Shares for investment; and
          (ii)  if  required  by the  laws  or  regulations  of  any  applicable jurisdiction, the Offering will be submitted to the appropriate authorities of such jurisdiction for registration or exemption therefrom.

     (i) The Subscriber acknowledges and agrees that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company shall notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned, at the cost of the Subscriber, without interest to the Subscriber.

     (j) The Subscriber has been formed and validly exists and is in good standing under the laws of the jurisdiction in which the Subscriber has been formed and has not been organized for the specific purpose of purchasing the Shares, Warrants or Warrant Shares (unless all beneficial owners of the Subscriber are "accredited investors") and is not prohibited from so purchasing the Shares or receiving the Warrants hereunder.

     (k) The Subscriber is authorized, empowered and qualified to execute this Agreement and to make an investment in the Company as contemplated hereby. Each of this Agreement and the Shareholders' Agreement has been duly executed by, for or on behalf of and constitutes the legal, valid and binding obligations of the Subscriber and enforceable against the undersigned in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity). The Subscriber is not aware of any laws or regulations that might be the basis for releasing the Subscriber from the obligations created by this Agreement or the Shareholders' Agreement.

     (l) If the Subscriber is purchasing the Shares or Warrants in a fiduciary capacity for another person or entity, including without limitation a company, corporation, limited liability company, partnership, trust or any other entity, the Subscriber has been duly authorized, empowered and qualified to execute this Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares or Warrants as such requirements are set forth herein, concurs in the purchase of the Shares or Warrants and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing such investment in the Company and/or evidencing the satisfaction of the foregoing.

     (m) No consent, approval or authorization of, or declaration or filing with, any governmental or quasi-government authority or agency that has not been obtained or made is required to be obtained or made by the Subscriber for the valid execution and delivery of this Agreement by the Subscriber or the valid purchase of Shares pursuant to this Agreement.

     (n) The Subscriber hereby covenants that for so long as it holds any portion of the Shares subscribed for hereunder or the Warrants or Warrant Shares it shall immediately notify the Company upon any change in the Subscriber's status as an "accredited investor" or the Subscriber's status as not resident in Bermuda for exchange control purposes.

     (o)  The representations and warranties set forth by the Subscriber in this
          Section 5 are true and correct as of the date hereof and will be true and correct as of the date of the acceptance of this Agreement by the Company in accordance with the terms of Section 3 hereof. If such representations and warranties shall not be true and correct in any respect prior thereto, the Subscriber shall immediately give written notice of such fact to the Company, specifying which representations and warranties are not true and correct and the reasons therefor.

 6.  Representations   and   Warranties   of  the  Company.   By  accepting  the
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     Subscriber's  Subscription  hereunder,  the  Company  makes  the  following representations, declarations and warranties to the Subscriber, with the intent and understanding that the Subscriber will rely thereon.

     (a) The Company is duly organized, validly existing and in good standing (meaning that it has not failed to make any filing with any Bermuda governmental authority to pay any Bermuda government fee or tax which would make it liable to be struck off the Bermuda Register of Companies and thereby cease to exist) under the laws of Bermuda, and has all corporate powers required to carry on its business as now being, and as proposed to be, conducted. The Company is authorized or duly qualified to do business as a foreign corporation and in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary.

     (b) The authorized share capital of each of the Company and Max Re as of the date of this Subscription is accepted by the Company will be as set forth on Schedule 6(b) attached hereto. The issued and outstanding shares of the Company and Max Re immediately prior to the commencement of the initial closing of the Offering or any direct sales described in the Memorandum will be as set forth on Schedule 6(b) attached hereto. Upon the consummation of the final closing of the Offering and the direct sales and assuming issuances thereby of US$600 million of shares as described in the Memorandum, the pro forma issued and outstanding shares of the Company and Max Re and warrants to purchase shares of the Company and Max Re will be as set forth on Schedule 6(b) attached hereto. There are no outstanding options, warrants, rights to subscribe to, or securities or rights convertible or exercisable into or exchangeable for any shares of the Company or Max Re, or arrangements by which either the Company or Max Re is or may become bound to issue additional shares.

     (c) The execution, delivery and performance by the Company of its obligations under this Agreement, the Warrants and the Shareholders' Agreement and the consummation by the Company of the transactions contemplated hereby or thereby, are within the Company's corporate power and have been duly authorized by all necessary corporate action on the part of the Company. Each of this Agreement, the Warrants and the Shareholders' Agreement has been duly and validly executed by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

     (d) The execution, delivery and performance by the Company of this Agreement, the Warrants and the Shareholders' Agreement do not require consent, approval or authorization of, or filing, registration or qualification with, any governmental body, agency, official, court or other authority that has not been obtained or made.

     (e) The execution, delivery and performance by the Company of its obligations under this Agreement, the Warrants and the Shareholders' Agreement do not and will not (A) contravene or conflict with the Company's organizational documents or (B) (i) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company, (ii) require any consent, approval or other action by any person or constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company to a loss of any benefit to which the Company is entitled under any provision of any agreement, contract, indenture, lease or other instrument binding upon the Company or any license, franchise, permit or other similar authorization held by the Company or (iii) result in the creation or imposition of any encumbrances.

     (f) When issued, sold, and delivered in accordance with this Agreement, the Shares will be validly issued and outstanding, fully paid and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof) with no personal liability attaching to the ownership thereof and not subject to preemptive or similar rights of the Shareholders of the Company or others, except as provided in the Shareholders' Agreement. Upon proper exercise of the Warrants and the obtaining of any required approvals of the Bermuda Monetary Authority, the Warrant Shares received by the Subscriber will be validly issued and outstanding, fully paid, and non-assessable (meaning that no further sums are required to be paid by the holders thereof in connection with the issue thereof) with no personal liability attaching and not subject to preemptive or similar rights of the Shareholders of the Company or others, except as provided in the Shareholders' Agreement.

     (g) The terms and conditions of the Warrants to be issued to the Subscriber hereunder are the same in all material respects as the warrants to be issued to Moore Capital Holdings, LLC and Capital Z Investments, L.P. on the date this Subscription is accepted by the Company (the "Founder Warrants") except that the Founder Warrants are exercisable for Non-Voting Common Shares of Max Re, such Founder Warrants have a fixed exercise price of US$15.00 per share and such Founder Warrants are not exercisable in the manner set forth in
          Section 3(a)(ii) of the Warrants. The Warrant Shares will represent 10% of the total number of Common Shares and Non-Voting Common Shares of Max Re issuable upon the exercise of Common Share purchase warrants issued to Robert J. Cooney, the President and Chief Executive Officer of the Company, on the date hereof and the Founder Warrants. Attached hereto as Exhibit E is a true and complete copy of the form of Founder Warrant.

     (h) There is no action, suit, investigation or proceeding pending against, or to the best knowledge of the Company threatened against or affecting, the Company or any of its properties before any court or arbitrator or any governmental body, agency, official or authority that (i) could reasonably be expected to have a material adverse effect or (ii) in any manner would enjoin, alter, call into question, affect or delay the transactions contemplated by this Agreement.

     (i) No representation, warranty or statement made by the Company in this Agreement or any agreement, certificate, statement or document furnished by or on behalf of the Company in connection herewith or therewith, including the Memorandum, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, misleading.

     (j) Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement, the Offering and the transactions contemplated hereby and thereby or as disclosed in the Memorandum, the Company has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind whatsoever or entered into any agreement or arrangement with any person or entity.

     (k)  The  representations  and  warranties set forth by the Company in this
          Section 6 are true and correct as of the date hereof and will be true and correct as of the date of the acceptance of this Agreement by the Company in accordance with the terms of Section 3 hereof. If such representations and warranties shall not be true and correct in any respect prior thereto, the Company shall immediately give written notice of such fact to the Subscriber, specifying which representations and warranties are not true and correct and the reasons therefor.

 7.  Subscriber  Bound  By Terms  of  Shareholders'  Agreement.  The  terms  and
     ---------------------------------------------------------
     provisions of the Shareholders' Agreement are hereby incorporated herein by reference and shall be deemed to be a part hereof. By executing this Agreement, the Subscriber shall be bound by the terms and provisions of the Shareholders' Agreement, a copy of which has been made available to the Subscriber, and the Subscriber shall be deemed to be a "Shareholder" and holder of "Registrable Securities" thereunder. The Subscriber acknowledges that Max Re, each of the Founding Investors (as defined in the Shareholders' Agreement) and the other parties to the Shareholders'
     Agreement are third-party beneficiaries to this Section 7 and shall be entitled to enforce their respective rights against the Subscriber under the Shareholders' Agreement. The Subscriber hereby irrevocably constitutes and appoints each of the officers of the Company, with full power of substitution, as the Subscriber's true and lawful representative and attorney, granting unto such attorney full power and authority in the Subscriber's name, place and stead to make, execute, acknowledge, deliver, swear to, file and record in all necessary or appropriate places the
     Shareholders' Agreement substantially in the form attached to the Memorandum but with such material amendments thereto as the Subscriber agrees. The power of attorney granted hereby is coupled with an interest, is irrevocable, and shall survive the death, dissolution, winding-up, amalgamation, merger, incompetency or incapacity of the Subscriber. The Subscriber shall not transfer the Shares, Warrants or Warrant Shares to any person except in accordance with the Shareholders' Agreement and the transferee of such securities agrees to be bound by the terms of this
     Section 7 and the Shareholders' Agreement. Any transfer of the Shares in violation of this Section 7 or the Shareholders' Agreement shall be void ab
                                                                              --
     initio and shall not be recorded in the Company's Register of Members.  The
     ------
     provisions of this Section 7 shall survive the subscription made hereby and shall remain in full force and effort for so long as the Shareholders' Agreement is in effect.

 8.  Assignability.  The  Subscriber  acknowledges  that the  Subscriber may not
     -------------
     assign any of the Subscriber's rights to or interest in or under this Agreement without the prior express written consent of the Company (and such consent may be refused without giving any reason therefor) and any attempted assignment without such consent shall be void and without effect.

 9.  Survival  of  Representations  and  Warranties.   All  representations  and
     ----------------------------------------------
     warranties contained in this Agreement made in writing by the Subscriber and the Company pursuant to this Agreement shall survive the execution and delivery of this Agreement and the offer and sale of the Shares and the issuance of the Warrants.

 10. Notices.  All notices and other  communications  provided  for or permitted
     -------
     hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery. All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; five (5) Business Days after being deposited in the United States mails, if being mailed by first class mail, three (3) Business Days after being delivered to a next-day air courier; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied..

 11. Miscellaneous.
     -------------

     (a) This Agreement shall be construed in accordance with and governed by the laws of Bermuda without giving effect to the principles of conflict-of-laws; provided, however, that the provision of Section 7
                             --------   -------
          hereof and the provisions of the Shareholders' Agreement incorporated herein by reference shall be construed in accordance with and governed by the law governing the Shareholders' Agreement.

     (b) This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     (c) This Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on the Subscriber and his respective heirs, executors, administrators, successors and assigns.

     (d) This Agreement, when accepted by the Company, shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

     (e) When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

     (f) Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

     (g) In case any provision of this Agreement shall be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not in anyway effect or impair any other provision of this Agreement assuming such invalidity, illegality or unenforceability does not materially affect the purpose of this Agreement or the rights and obligations hereunder.

 12. CERTIFICATION.  THE SUBSCRIBER  CERTIFIES THAT THE SUBSCRIBER HAS READ THIS
     -------------
     ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE at the date hereof and will be true on the date on which the Subscription contemplated hereby is consummated.



 ................................................................................

                            SUBSCRIBER SIGNATURE PAGE

          THE UNDERSIGNED, desiring to subscribe for Common Shares of Maximus Capital Holdings, Ltd., a Company organized and existing under the laws of Bermuda, as is set forth below, acknowledges that such Subscriber has received and understands the terms and conditions of this Agreement and that the Subscriber does hereby agree to all the terms and conditions contained therein.

          IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)



                 Number of Shares:
                                          -------------------------------------

                 Aggregate Purchase Price:
                                          -------------------------------------
                                (Number of Shares multiplied by price per Share)


         Exact name(s) of Subscriber(s):
                                          -------------------------------------
         (If a trust, name of trustee, or
         if a partnership, name of
         general partner.  Such person    --------------------------------------
         will be the registered holder)
                                          -------------------------------------


         Social Security Number:
                                          -------------------------------------

                 or

         Taxpayer ID Number:
                                          -------------------------------------

         Signature of Subscriber(s):      Name:
                                               --------------------------------


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                      COMPANY SUBSCRIPTION ACKNOWLEDGEMENT


The foregoing subscription is accepted by Maximus Capital Holdings, Ltd. to the extent of 4,000,000 Common Shares for a total purchase price of US$60,000,000.00 this 22nd day of December 1999.


                                    MAXIMUS CAPITAL HOLDINGS, LTD.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                  Schedule 6(b)
                                  -------------

A.   Actual Capitalization.

     At the date hereof, the Company and Max Re have the following authorized capital, issued and outstanding shares and shares reserved for issuance:

          1.   Maximus Capital Holdings, Ltd.
               ------------------------------

     The authorized share capital of the Company is US$220,000,000 divided into 200,000,000 Common Shares and 20,000,000 Preferred Shares each having a par value of US$1.00. Of the 200,000,000 Common Shares authorized, 12,000 Common Shares are issued and outstanding and held by Codan Trust Company Limited. No shares are reserved for issuance and no Preferred Shares are issued and outstanding.

          2.   Max Re Ltd.
               ----------

     The authorized share capital of Max Re is US$30,000,000 divided into 1,250,000 Voting Common Shares, 27,000,000 Non-Voting Common Shares and 1,750,000 Preferred Shares each having a par value of US$1.00. Of the 30,000,000 authorized shares, 1,250,000 Voting Common Shares are held by the Company. No shares are reserved for issuance.



B.   Pro Forma Capitalization.

     Assuming that US$600 million is raised in the Offering and the direct sales as more fully described in Section 6(b) herein, the Company and Max Re will have the following authorized capital, issued and outstanding shares and shares reserved for issuance:

          1.   Maximus Capital Holdings, Ltd.
               -----------------------------

     The authorized share capital of the Company will be US$220,000,000 divided into 200,000,000 Common Shares and 20,000,000 Preferred Shares each having a par value of US$1.00. Of the 200,000,000 Common Shares authorized, 36,995,930 Common Shares will be issued and outstanding and 7,800,000 Common Shares will be reserved for issuance upon the exercise of warrants and the exchange of 5,400,000 Non-Voting Common Shares of Max Re into Common Shares, including 680,000 Common Shares reserved for issuance upon the exercise of the warrants issued to Western General Insurance, Ltd., 720,000 Common Shares reserved for issuance upon the exercise of Common Share purchase warrants to be issued to Mr. Robert J. Cooney and 1,000,000 Common Shares reserved for issuance upon the exercise of Common Share purchase warrants issued to managers of the Company. No Preferred Shares will be issued and outstanding or reserved for issuance and 3,004,070 Comon Shares will be reserved for issuance upon conversion of Max Re Non-Voting Common Shares.

         2.       Max Re Ltd.
                  ----------

     The authorized share capital of Max Re will be US$50,000,000 divided into shares each having a par value of US$1.00. Of the 50,000,000 authorized shares, 36,995,930 Voting Common Shares will be issued and outstanding and held by the Company, 3,004,070 Non-Voting Common Shares will be issued and outstanding and held by Moore Holdings, LLC and 5,400,000 Non-Voting Common Shares will be reserved for issuance upon the exercise of warrants issued to the founding investors.

                                                                       EXHIBIT A

                            SUBSCRIBER QUESTIONNAIRE

                   ALL SUBSCRIBERS MUST COMPLETE THE FOLLOWING



Date:
     ---------------------------------------------------------

Residence or
Mailing Address for entry in the Share Register:

                                -----------------------------------------------
                                -----------------------------------------------
                                -----------------------------------------------



Telephone Number:               (     )
                                -----------------------------------------------
Facsimile Number:               (     )
                                -----------------------------------------------
E-mail Address:
                                -----------------------------------------------

Citizenship/Domicile of Subscriber:
                                -----------------------------------------------


Type of Entity
(if applicable):
                                -----------------------------------------------

If a trust, name and address
of trustee (this person will be
the registered holder of
Common Shares):
                                -----------------------------------------------
                                -----------------------------------------------
                                -----------------------------------------------


If a partnership,
name and address of general
partner (this person will be
the registered holder of
Common Shares):
                                -----------------------------------------------
                                -----------------------------------------------
                                -----------------------------------------------



Date of Formation
(if applicable):
                                -----------------------------------------------

Social Security or Taxpayer
Identification Number(s)
(as applicable):

                                -----------------------------------------------

Mailing Address for
Correspondence
from the Company
(if different):

                                -----------------------------------------------
                                -----------------------------------------------
                                -----------------------------------------------


Please complete, execute and date this Subscriber Questionnaire and deliver it to the address set forth above. Your answers will, at all times, be kept confidential except as necessary to establish that the offering and sale of the Shares will not result in a violation of the registration provisions of the Securities Act or securities laws or to establish compliance with any provision of United States of America federal income tax law and relevant permission or approval of the Bermuda Monetary Authority. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement attached hereto.

1. To establish the basis of the Subscriber's status as an accredited investor under Regulation D, please answer the questions set forth below.

     (a) Is the Subscriber an individual with a net worth (or net worth with his or her spouse) in excess of US$1 million:

                                    Yes____ No_____

     (b) Is the Subscriber an individual with income (without including any income of the Subscriber's spouse) in excess of US$200,000, or joint income with the Subscriber's spouse, in excess of US$300,000, in each of the two most recent years, and does the Subscriber reasonably expect to reach the same income level in the current year?

                                    Yes____ No_____

     (c) Is the Subscriber a director, executive officer, or general partner of the issuer of the Shares being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer?

                                    Yes____ No_____

     (d) Is the Subscriber an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (hereinafter "ERISA") whose decision to invest in the Company is being made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment adviser or, alternatively, does the employee benefit plan have total assets in excess of US$5,000,000 or is the employee benefit plan "self-directed" with investment decisions made solely by person(s) who answered "Yes" to item 1(a) or 1(b) above?

                                    Yes____ No_____

     (e) Is the Subscriber a retirement plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees with total assets in excess of US$5,000,000?

                                    Yes____ No_____

     (f) Is the Subscriber a trust (including an individual retirement arrangement formed as a trust or a tax-qualified pension and profit sharing plan (e.g., a Keogh Plan) formed as a trust but not subject to ERISA) with total assets in excess of US$5,000,000 that was not formed for the specific purpose of acquiring the Shares and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment?

                                    Yes____ No_____

     (g) Is the Subscriber a Company, partnership, Massachusetts or similar business trust or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") that was not formed for the specific purpose of acquiring the Shares and whose total assets exceed US$5,000,000?

                                    Yes____ No_____

     (h)  Is the Subscriber one of the following entities:

          (i) A "bank" as defined in Section 3(a)(2) of the Securities Act or any "savings and loan association" or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity;

          (ii) A "broker/dealer" registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

          (iii)An "insurance company," as defined in Section 2(13) of the Securities Act;

          (iv) An "investment company" registered under the Investment Company Act of 1940 or a "business development company" as defined in
               Section 2(a)(48) of the Investment Company Act of 1940;

          (v) A "Small Business Investment Company" licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

          (vi) A "Private Business Development Company" as defined in Section 202(a)(22) of the Investment Advisers Act of 1940?

                                    Yes____ No_____

          If   yes, then which entity (i.e., (g)(i) through (vi) above)?



          (vii)Is the Subscriber an entity (other than a trust, but including a grantor trust) in which all of the equity owners can answer "Yes" to any one question set forth in Sections 1(a) through 1(g) immediately above?

                                    Yes____ No_____

2. Is the Subscriber acquiring the Shares as a principal for the purposes of investment and not with a view to resale or distribution?

                                    Yes____ No_____

3. By signing this Subscriber Questionnaire, the Subscriber hereby confirms the following statements:

          (a) The Subscriber is purchasing the Shares for its own account where the purchaser is the sole beneficial owner, and

          (b) either (i) the Subscriber is not, for federal income tax purposes, a partnership, trust, estate or "S Company" (as defined in the Code) (each, a "Pass-through Entity"), or (ii) the Subscriber is, for federal income tax purposes, a Pass-through Entity, but after giving effect to the purchase of the Shares, less than 50% of the aggregate value of the Subscriber's assets consist of Shares, and

          (c) the purchase of the Shares will not be through an "established securities market" within the meaning of Section 7704(b) of the Code, and

          (d) if the Subscriber is a Pass-through Entity, the portion of its assets consisting of Shares remain below 50% at all times, and

          (e) either (i) no portion of the assets used to purchase the Shares constitute the assets of any "benefit plan investor" as defined in 29 C.F.R. 2510.101(f), or (ii) if the purchaser is an insurance company using the assets of its general account to purchase the Shares, less than 25% of such general account constitutes the assets of any "benefit plan investor."

4. By signing this Subscriber Questionnaire, the Subscriber hereby confirms the following statements:

          (a)  The Subscriber is aware that the Offering will involve securities
               for  which  no  market  exists,   thereby-possibly  requiring  an
               investment to be held for an indefinite period of time.

          (b)  The  Subscriber  shall  immediately   provide  the  Company  with
               corrected information in the event any information given herein was untrue.

          (c) The Subscriber acknowledges that any delivery of any information relating to the Company prior to the determination by the Company of the suitability of the Subscriber as a shareholder shall not constitute an offer of Shares until such determination of suitability shall be made.

          (d) The Subscriber acknowledges that the Company will rely on the Subscriber's representations contained herein and in the Agreement as a basis for exemption from registration and for purposes of complying with U.S. federal income tax laws.

          (e) The Subscriber, either alone or with his or her purchase representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of the prospective investment in the Shares.

          (f) The answers of the Subscriber to the foregoing questions are true and complete to the best of the information and belief of the undersigned, and the Company shall be notified promptly (and, in particular, upon the acquisition of additional Shares by the Subscriber) of any changes in the foregoing answers.

5. Are you aware of any affiliates or related parties (your direct or indirect shareholders if you are a corporation; your direct or indirect partners if you are a partnership; corporations, partnerships, trusts or estates in which you are directly or indirectly invested or of which you are a beneficiary) and relatives (lineal and spouse) also subscribing to this offering?

                                    Yes____ No_____

     If your answer to question 5 is yes, please list any such affiliate or related party in the space provided below:


-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

By:
   ----------------------------------------------
Name:
     --------------------------------------------
Title:
      -------------------------------------------



Principal Residence (if Subscriber is an individual) or Business Address of
Subscriber:






Date:
     ---------------------------------------

                                                                       EXHIBIT B

                         INVESTOR SUITABILITY STANDARDS


     Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Subscription Agreement attached hereto.

     A purchase of the Shares pursuant to the Agreement involves a high degree of risk and is suitable only for persons of substantial financial means who have no need for liquidity in their investments. The offer, offer for sale, and sale of the Shares are intended to be exempt from the registration requirements of the Securities Act pursuant to Regulation D promulgated thereunder ("Regulation D") or another exemption thereunder and are intended to be exempt from the registration requirements of applicable state securities laws.

     Rule 501(a) of Regulation D defines an "accredited investor" as follows:

     (1) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in
          Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, Company, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

     (4) Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

     (5)  Any natural person whose individual net worth, or joint net worth with
          that   person's   spouse,   at  the  time  of  his  purchase   exceeds
          US$1,000,000;

     (6) Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

     (8)  Any entity in which all of the equity owners are accredited investors.

                                                                       EXHIBIT C

                               WIRING INSTRUCTION


Transfer Funds to:

The Chase Manhattan Bank
New York, NY 10081
Fed ABA 021000021
Or
CHIPS ABA 0002
SWIFT CHASUS33

Beneficiary Account:
Maximus Capital Holdings, Ltd.
Account No. 323892973

                                                                       EXHIBIT D

















                             FORM OF INITIAL WARRANT

                                                                       EXHIBIT E

















                             FORM OF FOUNDER WARRANT